Exhibit 10.1

[On Bank of Montreal Letterhead]

HUB International Limited
55 East Jackson Street Boulevard
Chicago, IL
USA, 60604-4187

Attention:	Dennis Pauls

Re:	Swap Transaction (Our Ref. No. 300323 / 353660)

Dear Sir/Madam:

     The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between the BANK OF MONTREAL (“BMO”) and HUB International Limited (“Counterparty”) on the Trade Date specified below (the “Swap Transaction”). This letter agreement will constitute a “Confirmation” as referred to in the Agreement specified below.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

     This Confirmation evidences a complete binding agreement between BMO and the Counterparty. This Confirmation constitutes a Confirmation subject to the terms of a master agreement (the “Agreement”). The Agreement shall be in the form of the 1992 Master Agreement (Multicurrency-Cross Border) published by the International Swaps and Derivatives Association, Inc. (the “ISDA” Form) with such modifications as BMO and the Counterparty shall in good faith agree. Until BMO and the Counterparty execute and deliver the Agreement, (i) BMO and the Counterparty shall be deemed to have entered into an agreement in the form of the ISDA Form (without a Schedule), governed by the laws of the State of New York and (ii) this Confirmation, together with all other documents (each an “Other Confirmation”) confirming Specified Transactions (as defined in the ISDA Form) (this Swap Transaction together with such Specified Transactions, collectively, “Transactions”) heretofore, now or hereafter entered into between BMO and the Counterparty (except any Other Confirmation that expressly provides to the contrary), shall supplement, form a part of, and be subject to, an agreement in the form of such ISDA Form as if BMO and the Counterparty had executed an agreement in such form on the Trade Date of the first such Transaction between BMO and the Counterparty. Upon such execution and delivery of the Agreement, the terms thereof shall supercede such ISDA Form as applicable to this Swap Transaction and the other Transactions, and this Confirmation and the Other Confirmations shall supplement, form a part of, and be subject to, the Agreement.

1.	The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Trade Date:	15 July 2003

Effective Date:	16 June 2003

Termination Date:	15 June 2010

USD Fixed Amount:	As specified in Schedule I attached initially USD 10,000,000.00

Fixed Rate Per Payer:	BANK OF MONTREAL

Fixed Rate Payer Payment Dates:	Subject to adjustment in accordance with the Modified Following Business Day Convention: The 15 December and June of each year prior to and including the Termination Date, commencing with 15 December 2003.

Period End Date:	Unadjusted

Fixed Rate and Fixed Rate Day Count Fraction:	5.71% for the Initial Calculation Period and each succeeding Calculation Period on a basis of 30/360 (Unadjusted).

Fees:	Not Applicable

Business Days for USD Payment:	New York, Toronto

USD Floating Amount:	As specified in Schedule I attached initially USD 10,000,000.00

Floating Rate Payer:	HUB International Limited

Floating Rate Payer Payment Dates:	Subject to adjustment in accordance with the Modified Following Business Day Convention: The 15 December and June of each year prior to and including the Termination Date, commencing with 15 December 2003.

Floating Rate for Initial Calculation Period:
(excluding the spread):	1.11875%

Calculation Agent:	BANK OF MONTREAL

Fees:	Not Applicable

Floating Rate Option:	USD-LIBOR-BBA

Spread:	plus 2.54%

Floating Rate Day Count Fraction:	Actual/360

Designated Maturity:	3 MONTH

Reset Dates:	First day of each Calculation Period, or Compounding Period, if Compounding is applicable.

Compounding:	FLAT

Compounding Dates:	The 15 September, December, March and June of each year subject to adjustment in accordance with the Modified Following Business Day Convention.

Business Days for USD Payment:	New York, Toronto

Business Days for Floating Rate Reset:	London

2.	MUTUAL RIGHT TO TERMINATE:

Either party may, provided that no Event of Default or Potential Event of Default exists with respects to that party, elect to terminate this Swap Transaction on the 4th Anniversary of the Effective Date (the “Optional Termination Date”), by providing at least 5 days prior notice to the other party. Notice may be provided by telephone but is to be followed up with a written notice. In the event a party, (the “Terminating Party”) elects to terminate a Transaction pursuant to the foregoing, the Terminating Party shall at or prior to 2:00 p.m. Toronto time on the Optional Termination Date, determine the amount payable in respect of this Swap Transaction (the “Market Value”) by making the calculations required by Section 6(e)(i) of the Agreement as if the Optional Termination Date were an Early Termination Date designated as a result of the occurrence of an Event of Default with respect to the Terminating Party and the parties had specified Loss and the Second Method for that purpose. The Market Value will be paid by the relevant party on the second Business Day following the Optional Termination Date.

If there is a dispute between the parties as to the calculation of the Market Value,

(a)	the parties will consult with each other in an attempt to resolve the dispute; and

(b)	if the parties fail to resolve the dispute prior to 3:00 p.m. Toronto time on the Optional Termination Date, then Bank of Montreal shall recalculate the Market Value by making calculations required by Section 6(e)(i) of the Agreement as if the Optional Termination Date were an Early Termination Date designated as a result of the occurrence of an Event of Default with respect to the Terminating Party and the parties had specified Market Quotation and the Second Method for that purpose.

Promptly following a resolution pursuant to this paragraph, the Market Value will be paid by the relevant party on the second Business Day following the Optional Termination Date.

Upon Payment of such sum as provided herein, the obligations of both parties with respect to this Transaction shall be discharged in full.

3.	Account Details

Payments to HUB International Limited:

USD

Please Advise
Payments to BANK OF MONTREAL:

USD
HARRIS BANK INTERNATIONAL CORPORATION 3 TIMES SQUARE NEW YORK USA Account #: 21077777 ATTN: DERIVATIVES OPERATIONS.

4.	Address for Notices in connection with the Swap Transaction.

(a)	BANK OF MONTREAL:
EMFISYS – DERIVATIVES OPERATIONS 130 ADELAIDE STREET WEST SUITE 500 TORONTO, ON CANADA, M5H 4E1

	Attention:	Senior Manager Swap Desk

	Facsimile:	416-867-4778
	Telex No:	0621778
Answerback:

(b)	HUB International Limited:
55 East Jackson Street Boulevard Chicago, IL USA, 60604-4187

	Attention:	Dennis Pauls

	Telephone: Facsimile:	8,877-402-6601 8,877-402-6606

5.	Offices:

(a)	The Office of BANK OF MONTREAL for the Swap Transaction is TORONTO, CANADA.

(b)	The Office of the Counterparty for the Swap Transaction is Chicago, USA.

6.	Documents to be delivered:	Each party shall deliver to the other, at the time of its execution of this Confirmation, evidence of the specimen signature and incumbency of each person who is executing the Confirmation on the party’s behalf, unless such evidence has previously been supplied in connection with the Agreement and remains true and in effect.

It is the express wish of the parties that this agreement and any related documents be drawn up and executed in English. Les parties conviennent que la prèsente convention et tous les documents s’y rattachant soient rèdigès et signès en anglais.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Please contact Franca Miceli at 416-867-4083 or Kareen Sewell-Pilgrim at 416-867-7390 if you have any questions or discrepancies.

BMO confirms and the Counterparty acknowledges that the Bank uses a computer-based system to execute and transmit Confirmations. The parties hereby acknowledge and accept the use and validity of Confirmations which have been executed by means of an electronically-produced signature, and which have been transmitted and reproduced by telecopier or similar device. The parties acknowledge that in any legal proceedings between them respecting or in any way relating to this Confirmation, each hereby expressly waives any right to raise any defense or waiver of liability based upon the reproduction of this document by telecopier for evidentiary purpose, or the execution of this document by means of an electronically-produced signature. (Our Ref. No. 300323/353660)

Yours sincerely,

BANK OF MONTREAL

By:

Name:
/s/ Rianna Yam Rianna Yam

Confirmed as of the date first above written:

HUB International Limited

By:
/s/ Dennis Pauls (Signature)

Name:
Dennis Pauls (Please Print)

Title:	VP & CFO

Schedule I.

Cashflow Schedule: BANK OF MONTREAL 300323/353660

Side 1
BANK OF MONTREAL pays USD FIXED to HUB International Limited

Period Beg	Period End	Days	Payment Date	Notional Amount	Fixed Rate %

15 Jun 2003	15 Dec 2003	180	15 Dec 2003	10,000,000.00	5.71
15 Dec 2003	15 Jun 2004	180	15 Jun 2004	10,000,000.00	5.71
15 Jun 2004	15 Dec 2004	180	15 Dec 2004	10,000,000.00	5.71
15 Dec 2004	15 Jun 2005	180	15 Jun 2005	10,000,000.00	5.71
15 Jun 2005	15 Dec 2005	180	15 Dec 2005	10,000,000.00	5.71
15 Dec 2005	15 Jun 2006	180	15 Jun 2006	10,000,000.00	5.71
15 Jun 2006	15 Dec 2006	180	15 Dec 2006	10,000,000.00	5.71
15 Dec 2006	15 Jun 2007	180	15 Jun 2007	10,000,000.00	5.71
15 Jun 2007	15 Dec 2007	180	17 Dec 2007	10,000,000.00	5.71
15 Dec 2007	15 Jun 2008	180	16 Jun 2008	10,000,000.00	5.71
15 Jun 2008	15 Dec 2008	180	15 Dec 2008	6,666,666.67	5.71
15 Dec 2008	15 Jun 2009	180	15 Jun 2009	6,666,666.67	5.71
15 Jun 2009	15 Dec 2009	180	15 Dec 2009	3,333,333.34	5.71
15 Dec 2009	15 Jun 2010	180	15 Jun 2010	3,333,333.34	5.71

Side 2
HUB International Limited pays USD 3 MONTH LIBOR T3750 to BANK OF MONTREAL

Calc Date	Period Beg	Period End	Days	Payment Date	Notional Amount

12 Jun 2003	16 Jun 2003	15 Sep 2003	91		10,000,000.00
11 Sep 2003	15 Sep 2003	15 Dec 2003	91	15 Dec 2003	10,000,000.00
11 Dec 2003	15 Dec 2003	15 Mar 2004	91		10,000,000.00
11 Mar 2004	15 Mar 2004	15 Jun 2004	92	15 Jun 2004	10,000,000.00
11 Jun 2004	15 Jun 2004	15 Sep 2004	92		10,000,000.00
13 Sep 2004	15 Sep 2004	15 Dec 2004	91	15 Dec 2004	10,000,000.00
13 Dec 2004	15 Dec 2004	15 Mar 2005	90		10,000,000.00
11 Mar 2005	15 Mar 2005	15 Jun 2005	92	15 Jun 2005	10,000,000.00
13 Jun 2005	15 Jun 2005	15 Sep 2005	92		10,000,000.00
13 Sep 2005	15 Sep 2005	15 Dec 2005	91	15 Dec 2005	10,000,000.00
13 Dec 2005	15 Dec 2005	15 Mar 2006	90		10,000,000.00
13 Mar 2006	15 Mar 2006	15 Jun 2006	92	15 Jun 2006	10,000,000.00
13 Jun 2006	15 Jun 2006	15 Sep 2006	92		10,000,000.00
13 Sep 2006	15 Sep 2006	15 Dec 2006	91	15 Dec 2006	10,000,000.00
13 Dec 2006	15 Dec 2006	15 Mar 2007	90		10,000,000.00
13 Mar 2007	15 Mar 2007	15 Jun 2007	92	15 Jun 2007	10,000,000.00
13 Jun 2007	15 Jun 2007	17 Sep 2007	94		10,000,000.00
13 Sep 2007	17 Sep 2007	17 Dec 2007	91	17 Dec 2007	10,000,000.00
13 Dec 2007	17 Dec 2007	17 Mar 2008	91		10,000,000.00
13 Mar 2008	17 Mar 2008	16 Jun 2008	91	16 Jun 2008	10,000,000.00
12 Jun 2008	16 Jun 2008	15 Sep 2008	91		6,666,666.67
11 Sep 2008	15 Sep 2008	15 Dec 2008	91	15 Dec 2008	6,666,666.67
11 Dec 2008	15 Dec 2008	16 Mar 2009	91		6,666,666.67
12 Mar 2009	16 Mar 2009	15 Jun 2009	91	15 Jun 2009	6,666,666.67
11 Jun 2009	15 Jun 2009	15 Sep 2009	92		3,333,333.34
11 Sep 2009	15 Sep 2009	15 Dec 2009	91	15 Dec 2009	3,333,333.34
11 Dec 2009	15 Dec 2009	15 Mar 2010	90		3,333,333.34
11 Mar 2010	15 Mar 2010	15 Jun 2010	92	15 Jun 2010	3,333,333.34